UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2008

Altus Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

640 Memorial Drive, Cambridge, Massachusetts		02139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-299-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

As previously reported in a Current Report on Form 8-K filed on January 30, 2008 (the "Prior Report"), on January 24, 2008, the Audit Committee of the Board of Directors of Altus Pharmaceuticals Inc. ("Altus") determined not to renew the engagement of Deloitte & Touche LLP, which was then serving as Altus’ independent registered public accounting firm. Deloitte & Touche LLP continued to be engaged to perform the integrated audit for the fiscal year ended December 31, 2007. Deloitte & Touche LLP has now completed its audit for the fiscal year ended December 31, 2007. This Current Report on Form 8-K/A is being filed to update the information previously disclosed in the Prior Report, and to provide information with respect to the audit reports of Deloitte & Touche LLP as of and for the fiscal year ended December 31, 2007. Except as set forth herein, this Current Report on Form 8-K/A does not modify the other disclosures in the Prior Report.

During the fiscal year ended December 31, 2007, and through March 11, 2008, there were no (1) "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement or (2) "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Deloitte & Touche LLP on the consolidated financial statements of Altus as of and for the year ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Altus has provided Deloitte & Touche LLP with a copy of this disclosure and has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respect in which Deloitte & Touche LLP does not agree. A copy of such letter, dated March 17, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Pharmaceuticals Inc.

March 17, 2008	By:	Jonathan I. Lieber

Name: Jonathan I. Lieber
Title: Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP